Exhibit 99.2

Toyota Business Highlights Q2 FY2024 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for October 2023 came in at 15 . 5 M units, up from October 2022 at 14 . 9 M units . • Toyota U . S . reported October 2023 sales of 195 , 799 units, an increase of 8 . 7 % on a daily selling rate (DSR) basis and 4 . 5 % on a volume basis versus October 2022 . • Toyota division posted October 2023 sales of 168 , 616 units, an increase of 5 . 9 % on a DSR basis and 1 . 8 % on a volume basis versus October 2022 . • Lexus division posted October 2023 sales of 27 , 183 units, an increase of 29 . 7 % on a DSR basis and 24 . 7 % on a volume basis versus October 2022 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales 0 50 100 150 200 250 300 6 11 16 21 Oct-18 Jan-19 Apr-19 Jul-19 Oct-19 Jan-20 Apr-20 Jul-20 Oct-20 Jan-21 Apr-21 Jul-21 Oct-21 Jan-22 Apr-22 Jul-22 Oct-22 Jan-23 Apr-23 Jul-23 Oct-23 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales October 2018 - October 2023 SAAR Toyota U.S. Sales 168,616 27,183 Toyota Division Lexus Division Toyota U.S. October 2023 Vehicle Sales Oct-23 Oct-22 Oct-23 Oct-22 RAV4 42,226 35,089 Camry 24,596 29,707 Corolla 22,272 16,663 Tacoma 17,456 21,051 4Runner 10,344 11,333 Toyota U.S. October Vehicles Sales Toyota Division Top 5 Models* Oct-23 Oct-22 Oct-23 Oct-22 RX 8,591 8,252 NX 6,930 5,557 ES 3,093 3,001 GX 2,852 2,187 IS 1,685 1,488 Toyota U.S. October Vehicles Sales Lexus Division Top 5 Models* Yen in millions TMC Consolidated Financial Performance Q2 FY24 Q2 FY23 Sales Revenues ¥11,434,786 ¥9,218,232 Operating income 1,438,394 562,789 Net income attributable to TMC 1,278,056 434,264 TMC Consolidated Balance Sheet Q2 FY24 Q2 FY23 Current assets ¥31,052,438 ¥25,808,263 Receivables related to financial services, non - current 19,118,129 16,893,138 Investments and other assets 19,871,143 18,638,507 Property, plant and equipment, net 13,619,681 13,144,115 Total assets ¥83,661,391 ¥74,484,023 Liabilities ¥50,808,623 ¥45,523,676 Shareholders' equity 32,852,768 28,960,346 Total liabilities and shareholders' equity ¥83,661,391 ¥74,484,023 Yen in billions Operating Income by Geographic Region Q2 FY24 Q2 FY23 Japan ¥879 ¥521 North America 169 (86) Europe 99 (66) Asia 225 179 Other‡ 104 65 Elimination (39) (50)

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $247 million for the second quarter of fiscal 2024, compared to $119 million for the same period in fiscal 2023. The increase in net income for the second quarter of fiscal 2024, compared to the same period in fiscal 2023, was primarily due to a $380 million decrease in depreciation on operating leases, a $162 million increase in total financing revenues, a $120 million increase in investment and other income, net, and a $62 million decrease in provision for income taxes, partially offset by a $567 million increase in interest expense, and a $ 31 million increase in voluntary protection contract expenses and insurance losses. • We recorded a provision for credit losses of $221 million for the second quarter of fiscal 2024, compared to $213 million for the same period in fiscal 2023. The increase in the provision for credit losses for the second quarter of fiscal 2024, compared to the same period in fiscal 2023, was due to an increase in size of our retail loan portfolio, an increase in consumer delinquencies and charge - offs as well as higher expectations of credit losses in the retail loan portfolio. • Net charge - offs as a percentage of average finance receivables for the first half of fiscal 2024 increased to 0.57 percent from 0.36 percent for the same period in fiscal 2023. Our default frequency as a percentage of outstanding finance receivable contracts increased to 1.20 percent for the first half of fiscal 2024, compared to 0.79 percent in the same period in fiscal 2023. Our average finance receivables loss severity per unit for the first half of fiscal 2024 increased to $13,534 from $11,087 in the first half of fiscal 2023. The increase in net charge - offs, default frequency, and loss severity per unit were due to an increase in full balance charge - offs, higher average amounts financed, and higher delinquencies. 1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and private label vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • Short - term funding needs are met through the issuance of commercial paper in the U . S . Commercial paper outstanding under our commercial paper programs ranged from approximately $ 16 . 6 billion to $ 17 . 4 billion during the quarter ended September 30 , 2023 , with an average outstanding balance of $ 17 . 1 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES On October 31, 2023, Toyota announced a new investment of nearly $8 billion that will add approximately 3,000 jobs at Toyota Bat tery Manufacturing North Carolina (TBMNC). This brings total investment to approximately $13.9 billion and job creation to more than 5,000 – furthe r supporting Toyota’s multi - pathway approach to global vehicle electrification. The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Bob Barish | Funding & Liquidity Analyst (469) 486 - 5598 bob.barish@toyota.com Chuan Qin, CFA| Funding & Liquidity Analyst (469) 486 - 6020 chuan.qin@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Justin Lee | Funding & Liquidity Analyst (469) 486 - 6187 justin.lee1@toyota.com Vincent Rotariu | Funding & Liquidity Analyst (469) 486 - 6159 vincent.rotariu@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . 55.0% 52.8% Q2 FY23 Q2 FY24 TMCC - Market Share 1 125 8 34 105 15 49 0 50 100 150 New Retail Contracts Used Retail Contracts Lease Contracts Units In Thousands TMCC - Toyota U.S. Contracts Subvened Q2 FY23 Q2 FY24 185 101 61 206 111 79 0 100 200 300 New Retail Contracts Used Retail Contracts Lease Contracts Units in Thousands TMCC - Vehicle Financing Volume Q2 FY23 Q2 FY24 0.17% 0.36% 0.57% 0.00% 0.25% 0.50% 0.75% Q2 FY22 Q2 FY23 Q2 FY24 Net Charge - offs as a Percentage of Average Finance Receivables 17.5 16.9 61.8 64.0 30.0 32.6 $0 $20 $40 $60 $80 $100 $120 Q2 FY23 Q2 FY24 Amount ($billions) TMCC Consolidated Financial Liabilities Outstanding (Face Value) Secured notes & loans payable Unsecured notes & loans payable Commercial Paper